UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

FIRST TRINITY FINANCIAL CORPORATION

Oklahoma	000-52613	34-1991436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E. 63rd Place, Suite 230

Tulsa, Oklahoma 74133-1246

(Address of principal executive offices) (Zip Code)

(918) 249-2438

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2019, First Trinity Financial Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders (the ‘Annual Meeting”).

Following the receipt of stockholder approval at the Annual Meeting as described in Item 5.07 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2019, and following requisite approvals of the Oklahoma Insurance Department on February 12, 2020, the Company filed an Amended and Restated Certificate of Incorporation that, among other things, increased the number of authorized shares of common stock of the Company, from 20,000,000 shares, $0.01 par value per share, to 50,000,000 shares, $0.01 par value per share, divided into 40,000,000 shares of Class A Common Stock, $0.01 par value per share and 10,000,000 shares of Class B Common Stock, $0.01 par value per share. The rights and preferences of the Common Stock include, among other things, the following:

Voting. Holders of Class A Common Stock and Class B Common Stock will be entitled to one vote per share on matters submitted to the Company’s shareholders; provided however (i) the holders of shares of Class B Common Stock, voting as a single class shall be entitled to elect a majority of the Company’s Board of Directors (one half plus one) at any special or annual meeting called for such purpose, or by written consent if applicable, and (ii) the affirmative vote of a majority of the holders of the Class B Common Stock, voting as a separate class, shall be necessary to effect any merger, consolidation, recapitalization, sale of substantially all of the Company’s assets or any liquidation of the Company.

Dividends and Other Distributions.

(i)     The record holders of the Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Company as may be declared thereon by the Board of Directors out of funds legally available therefor; provided however that a $0.05 per share cash dividend and a 10% stock dividend shall be payable as soon as practicable after the Amended and Restated Articles of Incorporation have been filed with the Oklahoma Secretary of State (the “Initial Dividends”) shall be paid only to record holders of Class A Common Stock as of a record date determined by the Board of Directors.

(ii)     Subject to the foregoing, cash dividends declared on shares of Class B Common Stock shall not be more than 85% of the amount of cash dividends per share declared in such period on shares of Class A Common Stock. Except the Initial Dividends, no cash dividend shall be paid on shares of Class A Common Stock unless, at the same time, equal per share cash dividends are paid on the shares of Class B Common Stock, subject to the 85% limitation.

(iii)     Except for the Initial Dividends, no stock dividend may be paid on Class A Common Stock unless a proportionate stock dividend is paid simultaneously on Class B Common Stock.

(iv)     If the Board of Directors determines to provide the record holders of Class A Common Stock the option to receive a dividend in cash or in capital stock of the Company, the same option must be simultaneously provided to the Class B Common Stock, subject to the 85% limitation provided in paragraph (ii) above as to the cash portion and subject to the proportionality paragraph (iii) above as to the stock portion.

Convertibility. Neither the Class A Common Stock nor the Class B Common Stock will be convertible into another class of Common Stock or any other security of the Company, except:

Voluntary Conversions:

●

holders of Class B Common Stock may convert all or part of such shares into shares of Class A Common Stock, at any time, on a one for .85 per share basis (one share of Class B Common Stock for a .85 share of Class A Common Stock);

Involuntary Conversions:

●

all outstanding shares of Class B Common Stock will be automatically converted into Class A Common Stock, at the rate of .85 of a share of Class A Common Stock for each one share of Class B Common Stock upon the earliest to occur of:

(i)     ten years after issuance of the Class B Common Stock provided that such time period shall be extended by five years in the event (i) the Company achieves net income, as determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), of at least ten million dollars ($10,000,000) during at least three of any fiscal years of the Company ending before ten years after issuance of the Class B Common Stock, and (ii) total assets of the Company, as determined in accordance with GAAP, are at least $1,500,000,000 as of any fiscal year end of the Company ending within any of the ten fiscal years after issuance of the Class B Common Stock;

(ii)     the death or full mental or physical disability of Gregg E. Zahn, which disability makes him substantially unable to fulfill the duties of Chairman or Chief Executive Officer of the Company;

(iii)      upon a finding that Mr. Zahn has committed fraud on the Company or its shareholders or has committed a felony, in either case pursuant to a non-appealable judgment or conviction or Mr. Zahn becomes subject to any governmental rule, order, decree or proceeding which prevents him from serving as the Company’s Chairman or Chief Executive Officer or he is found guilty pursuant to an applicable governmental proceeding of an act or omission which otherwise could or does cause material harm to the Company, its assets, operations or prospects;

(iv)      the date upon which Mr. Zahn owns fewer than 100,000 shares of Class B Common Stock issued and outstanding as of that date; and

(v)     the voluntary resignation of Mr. Zahn as the Company’s Chairman, Chief Executive Officer, or both.

The foregoing Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Oklahoma on March 20, 2020 and was effective as of March 30, 2020.

The foregoing description of the Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits attached hereto and incorporated by reference herein.

Upon full implementation of the recapitalization of the Company and exchange of its common stock for Class A Common Stock and Class B Common Stock, it will have issued and outstanding:

	Class A Common Stock	Class B Common Stock
Numbers of Shares	7,686,046	116,547

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of First Trinity Financial Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRINITY FINANCIAL CORPORATION

Date: March 30, 2020	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of First Trinity Financial Corporation

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